May 30, 2007

                                                                                                     EXECUTION COPY

DATE:                                                    May 30, 2007
TO:                                                      Deutsche Bank Trust Company Americas, not in its individual capacity but solely as
                                                         Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA4
                                                         Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                                               RALI Series 2007-QA4

FROM:                                                    Deutsche Bank Trust Company Americas, not in its individual capacity but solely as
                                                         Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA4
                                                         Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                                 Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.       This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the series  supplement  (the
"Series Supplement"),  dated as of May 1, 2007, to the standard terms of pooling and servicing agreement,  dated as of May 1, 2007 (the  "Standard  Terms",  and  together  with the Series  Supplement,  the  "Pooling  and  Servicing
Agreement"),  among Residential  Accredit Loans, Inc., as depositor,  Residential  Funding Company,  LLC, as master servicer,  and Deutsche Bank Trust Company  Americas,  as trustee and  supplemental  interest trust  trustee.  Each reference to a "Section"  or to a "Section"  "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA Form Master  Agreement.  Each  capitalized term used herein that is not defined herein or in the 1992
ISDA  Form  Master   Agreement   shall  have  the  meaning   defined  in  the  Pooling  and  Servicing   Agreement.
Notwithstanding  anything  herein to the  contrary,  should  any  provision  of this  Agreement  conflict  with any provision of the Pooling and  Servicing  Agreement,  the  provision of the Pooling and  Servicing  Agreement  shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                                      June 25, 2037 subject to adjustment in accordance with the Business Day Convention.
               Business Days:                                         California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:                               Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                                 Each Distribution Date under the Pooling and Servicing Agreement.
               Party A Payment Amounts:                               On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount of
                                                                      Net Swap  Payments  and  Swap  Termination  Payments  owed to the  Certificate  Swap
                                                                      Counterparty  remaining unpaid after  application of the sum of (A) from the REMIC I
                                                                      Available  Distribution  Amount (less the amount  distributable on such Distribution
                                                                      Date in respect of REMIC IV Regular  Interest  IO) that would have  remained had the
                                                                      REMIC I  Available  Distribution  Amount  (less  the  amount  distributable  on such
                                                                      Distribution  Date in respect of REMIC IV Regular  Interest IO) been applied on such
                                                                      Distribution  Date to make  the  distributions  for  such  Distribution  Date  under
                                                                      Section 4.02(c)  clauses (i) through (viii) of the Pooling and Servicing  Agreement, of (I) Accrued  Certificate  Interest on the Class SB Certificates,  (II) the amount of any  Overcollateralization  Reduction Amount and (III) for each Distribution Date after the Certificate  Principal  Balance of each Class of Class A Certificates  and
                                                                      Class M  Certificates  has been reduced to zero, the  Overcollateralization  Amount,
                                                                      (B) from  prepayment  charges on deposit in the Certificate  Amount,  any prepayment charges received on the Mortgage Loans during the related  Prepayment Period and (C)
                                                                      the  amount  distributable  on such  Distribution  Date in  respect  of the REMIC IV
                                                                      Regular Interest IO.
               PARTY B PAYMENTS:
               Party B Payment Dates:                                 Each Distribution Date under the Pooling and Servicing Agreement
               Party B Payment Amounts:                               On each Party B Payment  Date,  an amount  equal to the lesser of (a) the  Available
                                                                      Distribution  Amount remaining on such  Distribution Date after the distributions on such  Distribution  Date under  Section  4.02(c)  clauses  (i)  through  (iv) of the
                                                                      Pooling and Servicing  Agreement and (b) the aggregate  unpaid Basis Risk Shortfalls allocated to the Class A Certificateholders  and the Class M Certificateholders  for
                                                                      such Distribution Date (including any such amounts,  otherwise  distributable to the
                                                                      Class A-1-A  Certificates  for such  Distribution  Date, that are distributed to the
                                                                      Class A-1-A Supplemental  Interest Trust Account for payment to the Class A-1-A Swap
                                                                      Counterparty).
3.       Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)      "Specified  Transaction"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)      With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred to therein.

2)       Tax Representations.

(a)      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party
                  A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

(i)      the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

(ii)     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form Master
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

(b)      Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)      Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER          FORM/DOCUMENT/                                        DATE BY WHICH TO
DOCUMENT                           CERTIFICATE                                           BE DELIVERED
Party A and Party B                Any documents required or reasonably                  Promptly after the earlier of (i) reasonable demand by either
                                   requested to allow the other party to                 party or (ii) actual knowledge that such form or document is
                                   make payments under this Agreement                    required
                                   without any deduction or withholding for
                                   or on the account of any Tax or with
                                   such deduction or withholding at a
                                   reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED                         FORM/DOCUMENT/                                    DATE BY WHICH TO BE DELIVERED    COVERED BY
TO DELIVER                             CERTIFICATE                                                                        SECTION 3(D) REPRESENTATION
DOCUMENT
Party A and Party B                    Any documents required by the receiving party     Upon execution and delivery of   Yes
                                       to evidence the authority of the delivering       this Agreement and such
                                       party for it to execute and deliver this          Confirmation
                                       Agreement, any Confirmation to which it is a
                                       party, and to evidence the authority of the
                                       delivering party to perform its obligations
                                       under this Agreement and such Confirmation.
Party A and Party B                    A certificate of an authorized officer of the     Upon the execution and           Yes
                                       party, as to the incumbency and authority of      delivery of this Agreement and
                                       the respective officers of the party signing      such Confirmation
                                       this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                           RALI Series 2007-QA4 Trust,
                                            acting through Deutsche Bank Trust Company Americas
                                            not in its individual capacity
                                            but solely in its capacity as
                                            Supplemental Interest Trust
                                            Trustee for the benefit of the
                                            RALI Series 2007-QA4 Supplemental Interest Trust
                                            Attn:    RALI Series 2007-QA4 Trust
                                            Fax:     714-247-6285

         with a copy to:                    Residential Funding Company, LLC
                                            8400 Normandale Lake Blvd., Suite 600
                                            Minneapolis, MN 55437
         Attention:                         Steve Milstein
         Facsimile:                         301-664-6901

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                           RALI Series 2007-QA4 Trust,
                                            acting through Deutsche Bank Trust Company Americas
                                            not in its individual capacity
                                            but solely in its capacity as
                                            Supplemental Interest Trust Trustee for the benefit of the
                                            RALI Series 2007-QA4 Supplemental Interest Trust
                                            Attn:    RALI Series 2007-QA4 Trust
                                            Fax:     714-247-6285

         with a copy to:                    Residential Funding Company, LLC
                                            8400 Normandale Lake Blvd., Suite 600
                                            Minneapolis, MN 55437
         Attention:                         Steve Milstein
         Facsimile No.:                     301-664-6901

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                                         Not Applicable
                  Party B:                                         Not Applicable

(c)      Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor Party B is a Multibranch. Party.

(e)      Calculation Agent. The Calculation Agent is Party B.

(f)      Credit Support Document.

                                    Not Applicable

(g)      Credit Support Provider.

                                    Not Applicable

(h)      Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      Non-Petition.  Party A and Party B each hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute against RALI Series 2007-QA4 Trust,  Mortgage Asset-Backed  Pass-Through  Certificates,
                  Series 2007-QA4, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar  proceeding  under  the laws of the  United  States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days (or,  if  longer,  the applicable preference period) following such payment.

(j)      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)      Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time, by the other party of any and all  communications  between officers or employees of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)      Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)      Set-Off  Notwithstanding  any provision of this Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other agreements.  The  provisions  for  Set-off  set forth in  Section  6(e) of the ISDA  Form  Master
                  Agreement shall not apply for purposes of this Transaction.

(n)      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

(o)      Supplemental  Interest Trust Trustee Liability  Limitations.  It is expressly understood and agreed by the parties  hereto that (a) this  Agreement is executed and delivered by Deutsche Bank Trust Company
                  Americas,  not  individually or personally but solely as  Supplemental  Interest Trust Trustee of
                  Party A and Party B, in the exercise of the powers and  authority  conferred and vested in it and that Deutsche Bank Trust Company  Americas shall perform its duties and obligations  hereunder in accordance  with the  standard of care set forth in Article  VIII of the  Pooling  and  Servicing
                  Agreement,  (b) each of the representations,  undertakings and agreements herein made on the part of Party A and Party B is made and intended  not as personal  representations,  undertakings  and agreements by Deutsche  Bank Trust  Company  Americas but is made and intended for the purpose of binding  only Party A and Party B, (c) nothing  herein  contained  shall be construed as creating any liability on Deutsche Bank Trust Company  Americas,  individually  or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any, being expressly  waived by the  parties  hereto and by any  Person  claiming  by,  through or under the parties  hereto;  provided  that nothing in this  paragraph  shall  relieve  Deutsche  Bank Trust
                  Company  Americas from performing its duties and obligations  hereunder and under the Pooling and
                  Servicing  Agreement in accordance with the standard of care set forth therein,  and (d) under no circumstances  shall  Deutsche Bank Trust Company  Americas be personally  liable for the payment of any  indebtedness  or  expenses  of Party A or Party B or be liable  for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by Party A or Party
                  B under this Agreement or any other related documents;  provided,  that nothing in this paragraph shall relieve  Deutsche Bank Trust Company  Americas from  performing its duties and  obligations hereunder and under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth herein and therein.

5)       "Affiliate".  Party A and  Party B shall be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

6)       Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

(ii)     It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

(5)      Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QA4 Swap
                           PAYMENTS TO PARTY B:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QA4 Swap

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA4 Supplemental
                                                     Interest Trust, acting on behalf of the Class SB
                                                     Certificateholders

                                                     By:  ______________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA4 Supplemental
                                                     Interest Trust, acting on behalf of the Class A
                                                     Certificateholders, and the Class M Certificateholders

                                                     By: _______________________________
                                                              Name:
                                                              Title: